Exhibit 10.1(g)

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) is dated as of October 3, 2016 by and among GREEN PLAINS I LLC, a Delaware limited liability company (“Holdings”) and GREEN PLAINS II LLC, a Delaware limited liability company (“GP II”; GP II, together with Holdings and each other person who joins in the execution hereof as a “Pledgor”, collectively the “Pledgors” and each individually a “Pledgor”) and MARANON CAPITAL, L.P., as administrative agent under the Credit Agreement described below (in such capacity, “Agent”).

W I T N E S S E T H

WHEREAS, pursuant to that certain Credit Agreement (as the same may be amended, restated, amended and restated, modified or supplemented and in effect from time to time, the “Credit Agreement”) dated as of the date hereof among GP II, as the initial “Borrower” (and each other Person that becomes a party thereto as a “Borrower”, including, upon the consummation of the Closing Date Acquisition, SCI Ingredients Holdings, Inc., a Delaware corporation, FVC Intermediate Holdings, Inc., a Delaware corporation, Fleischmann’s Vinegar Company, Inc., a Delaware corporation, and FVC Houston, Inc., a Delaware corporation, collectively “Borrowers”), GP II, as Borrower Representative, Holdings and the other persons designated as “Credit Parties” on the signature pages thereof, Agent (as defined therein) and the financial institutions, funds and other investors who are or hereafter become parties thereto as lenders (collectively, the “Lenders”; Lenders, together with Agent and other holders of Obligations are hereinafter referred to collectively as the “Secured Parties”), the Secured Parties have agreed, subject to the satisfaction of certain conditions precedent, to make Loans and other financial accommodations available to the Borrowers;

WHEREAS, each Pledgor will derive substantial benefit and advantage from the Loans and other financial accommodations made and to be available to the Borrowers as set forth in the Credit Agreement and it will be to each Pledgor’s direct interest and economic benefit to assist Borrowers in procuring said Loans and other financial accommodations from the Secured Parties; and

WHEREAS, it is a condition precedent to the availability of such Loans and other financial accommodations under the Credit Agreement that each Pledgor shall have made the pledges and granted the security interests contemplated by this Agreement in order to secure the payment and performance of the Obligations.

NOW, THEREFORE, in consideration of the foregoing, and in order to induce the Secured Parties to make the Loans and other financial accommodations available to the Borrowers under the Credit Agreement, each Pledgor hereby agrees with Agent, for its benefit and the benefit of the other Secured Parties, as follows:

1. Definitions. Capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the respective meanings provided for in the Credit Agreement. References to “Sections” shall be to Sections of this Agreement unless otherwise specifically provided. For purposes hereof, “including” is not limiting and “or” is not exclusive. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.

2. Pledge. To secure the payment and performance of the Obligations, each Pledgor hereby pledges to Agent, for the benefit of the Secured Parties, and grants to Agent, for the benefit of the Secured Parties, a security interest in, any and all right, title and interest in and to the following (the “Pledged Collateral”):

(a) (i) all of the shares of Stock of each corporation, limited liability company, limited partnership or other legal entity (collectively, the “Issuers”) identified on Exhibit A attached hereto held by such Pledgor (the collateral referred to in clause (i) hereof together with such other additional shares of Stock pledged to Agent pursuant to the terms hereof are referred to collectively as, the “Pledged Securities”; provided that the Pledged Securities shall exclude (x) pledges and security interests of third party joint ventures to the extent prohibited by law or prohibited by agreements containing anti-assignment clauses not overridden by the Code or other applicable law; and (y) those assets as to which the Administrative Agent and the Borrowers mutually agree that the costs of obtaining such a security interest or perfection thereof are materially excessive in relation to the value to the Lenders of the security to be afforded thereby (collectively, the “Excluded Securities”)) and (ii) the certificates representing the Pledged Securities, if any, and all distributions, dividends (in the form of cash, securities or otherwise), in respect of or in exchange for any or all of the Pledged Securities;

(b) Subject to Section 2.7 of the Credit Agreement, all additional shares of the Stock of each Issuer at any time acquired by such Pledgor in any manner, and the certificates (if any) representing such additional Stock (and any such additional Stock, with respect to which such Pledgor shall execute and deliver to Agent a pledge supplement in the form of Exhibit B attached hereto (a “Pledge Supplement”), shall constitute part of the Pledged Securities under this Agreement), together with all distributions, dividends (in the form of cash, securities or otherwise), or otherwise distributed in respect of or in exchange for any or all of such additional shares, membership interests, partnership interests and other equity interests; and

(c) all proceeds of any of the foregoing.

3. Delivery of Pledged Collateral; UCC Financing Statements.

(a) All certificates or instruments (if any) representing or evidencing any Pledged Collateral shall be delivered to and held by or on behalf of Agent pursuant hereto and shall either be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated customary instruments of transfer or assignment in blank.

(b) Unless represented by a certificate and such entity shall have opted-in to Article 8 of the Code and deemed such interest a “Security”, in each case, as of the Closing Date, no partnership interest or limited liability company interest of any Pledgor shall be represented by a certificate, shall have opted-into Article 8 of the Code and deemed such interest a “Security” and such Pledgor shall not permit any Issuer of such partnership interests or limited liability company interests to, at any time prior to the Termination Date (A) enter into any agreement with any Person, other than Agent, whereby such Issuer effectively delivers “control” of such partnership interests or limited liability company interests (as applicable) under the Code to such Person, or (B) allow such partnership interests or limited liability company interests (as applicable) to be evidenced by a certificate or such partnership or limited liability company to opt-into Article 8 of the Code and deemed such interest “Security”.

(c) Each Pledgor hereby authorizes Agent to file one or more financing or continuation statements pursuant to the Code, and amendments thereto (or similar documents required by any laws of any applicable jurisdiction), relating to all or any part of the Pledged Collateral without the signature of such Pledgor (to the extent such signature is required under the laws of any applicable jurisdiction).

4. Representations and Warranties. Each Pledgor represents and warrants to Agent (on behalf of the Secured Parties) as follows:

(a) Exhibit A attached hereto completely and accurately identifies, as of the Closing Date, (i) the issued and outstanding Stock of each Issuer held by such Pledgor and (ii) the percentage of such Pledgor’s ownership of the aggregate issued and outstanding Stock of each Issuer. Each Pledged Security has been duly and validly authorized and issued to such Pledgor and, if applicable, is fully paid and non-assessable.

(b) The delivery of the Pledged Securities to Agent pursuant to this Agreement (and, with respect to Pledged Securities consisting of membership interests or partnership interests, the filing in the appropriate filing office of a financing statement pursuant to the Code describing the same as collateral) is effective to create a valid and perfected first priority security interest, other than Permitted Encumbrances that have priority by operation of law, in the Pledged Collateral, free of any adverse claim, securing the payment of the Obligations. Subject only to the consummation of the delivery described in the immediately preceding sentence (and, if applicable, the filing of a financing statement described in such sentence, to the extent that such security interest can be perfected by the filing of such a financing statement), Agent has a valid and perfected first priority security interest, other than Permitted Encumbrances that have priority by operation of law, in the Pledged Collateral, securing the payment of the Obligations, and such security interest is entitled to all of the rights, priorities and benefits afforded by the Code or other applicable law as enacted in any relevant jurisdiction which relates to perfected security interests.

(c) This Agreement constitutes a valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

(d) No authorization, approval or other action by, and no notice to or filing with, any domestic or foreign governmental authority or regulatory body or consent of any other Person is required for (i) the pledge and grant of a security interest by such Pledgor pursuant to this Agreement or (ii) the execution, delivery or performance of this Agreement by Pledgor or (except, in each case, as may have been obtained or taken by or at the direction of such Pledgor or Agent and except as may be required in connection with any disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally). Except for the filing of a financing statement pursuant to the Code in the case of any Pledged Securities consisting of membership interests or partnership interests, no authorization, approval or other action by, and no notice to or filing with, any domestic or foreign governmental authority or regulatory body or consent of any other Person is required for the perfection of Agent’s security interest in the Pledged Collateral (except as may have been obtained or taken by or at the direction of such Pledgor or Agent).

(e) None of the Pledged Securities constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System, other than with respect to assets that constitute margin stock solely to the extent received by a Pledgor in connection with the final settlement or compromise of amounts owed by Account Debtors pursuant to the final order of a bankruptcy court or similar proceeding.

(f) [Reserved]

(g) Such Pledgor has caused each respective Issuer of uncertificated interests to record on its books and records that the Pledged Securities are subject to the pledge and security interest created hereby.

(h) [Reserved]

5. Covenants; Further Assurances.

(a) Each Pledgor shall, from time to time, at its expense, promptly execute and deliver all further instruments, documents and notices and take all further action that may be necessary, or that Agent may reasonably request, in order to create, perfect and protect any security interest granted or purported to be granted by this Agreement or, at anytime when an Event of Default is continuing, for Agent to exercise and enforce its rights and remedies hereunder.

(b) Each Pledgor shall furnish to Agent, from time to time upon Agent’s reasonable request, statements and schedules further identifying, updating, and describing the Pledged Collateral and such other information, reports and evidence concerning the Pledged Collateral as Agent may reasonably request, all in reasonable detail.

(c) Each Pledgor shall provide notice to Agent not later than five (5) Business Days’ after a change of its name, type of organization or jurisdiction of organization; provided, in no event shall any Pledgor change its jurisdiction of organization to any jurisdiction other than that of a state of the United States.

(d) [Reserved]

(e) [Reserved]

(f) If, while this Agreement is in effect, any Pledgor shall receive any shares of Stock of any Issuer, such Pledgor agrees, in each case, to accept the same as Agent’s agent and to hold the same in trust for Agent, and to deliver the same forthwith to Agent in the exact form received, with the endorsement of such Pledgor where necessary and/or with duly executed undated customary instruments of transfer or assignment, in blank, to be held by Agent, subject to the terms hereof, as part of the Pledged Securities. Pledgors shall promptly deliver to Agent a Pledge Supplement, duly executed by such Pledgor, with respect to such additional Stock. Pledgors hereby authorize Agent to attach each Pledge Supplement to this Agreement.

6. Voting Rights; Dividends; Etc.

(a) So long as no Event of Default has occurred and is then continuing:

Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the applicable Pledged Collateral, or any part thereof, for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; and

To the extent permitted under the Credit Agreement, each Pledgor shall be entitled to receive all distributions, dividends (in the form of cash, securities or otherwise), cash, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of the Pledged Collateral.

(b) At any time that an Event of Default has occurred and is then continuing:

Agent shall have the right, at any time in its discretion and with notice to Borrower Representative provided concurrently or reasonably promptly thereafter (provided in no event shall such notice be a condition to Agent’s ability to exercise any such right or limit or nullify any such action taken by Agent in accordance with the following), to (i) transfer to Agent or Agent’s nominee, or to register in Agent’s name or in the name of such nominee, any Pledged Collateral and (ii) exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

All rights of Pledgors to exercise voting and other consensual rights in respect of the Pledged Collateral shall, upon delivery of notice to Borrower Representative provided concurrently or reasonably promptly thereafter (provided in no event shall such notice be a condition to Agent’s ability to exercise any such right or limit or nullify any such action taken by Agent in accordance with the following), immediately cease to be effective and all such voting and other consensual rights shall become vested in Agent or, as directed and appointed by Agent, Agent’s nominee, and Agent or such nominee shall thereupon have the sole right to exercise such voting and other consensual rights (including, without limitation, the right to vote in favor of, and to exchange any or all of the Pledged Collateral upon, the consolidation, recapitalization, merger or other reorganization with respect to an Issuer). In order to effect the foregoing, each Pledgor hereby grants to Agent, on behalf of Agent and any nominee of Agent, an irrevocable proxy to vote the Pledged Collateral; and

All rights of the Pledgors to receive and retain any distributions, dividends (in the form of cash, securities or otherwise), instruments, chattel paper or other property paid or payable with respect to any of the Pledged Collateral shall, with notice to Borrower Representative provided concurrently or reasonably promptly thereafter (provided in no event shall such notice be a condition to Agent’s ability to exercise any such right or limit or nullify any such action taken by Agent in accordance with the following), immediately cease and any such distributions, dividends (in the form of cash, securities or otherwise), instruments, chattel paper or other property paid or payable with respect to any of the Pledged Collateral shall, at the request of Agent, be paid to Agent (for application to the outstanding Obligations as set forth in the Credit Agreement). Any distributions, dividends (in the form of cash, securities or otherwise), instruments, chattel paper or other property paid or payable with respect to any of the Pledged Collateral and received by any Pledgor contrary to the provisions of this Agreement shall be received in trust for the benefit of Agent, shall be segregated from other assets (including, in the case of cash or cash equivalents, other funds) of such Pledgor and shall be forthwith paid to Agent (for application to the outstanding Obligations as set forth in the Credit Agreement, with respect to any cash or cash equivalents, or to be held by Agent as additional security for the Obligations, with respect to any other type of property).

7. Agent Appointed Attorney-in-Fact. Each Pledgor hereby irrevocably, until the Termination Date, appoints Agent, its nominee, and any other Person whom Agent may designate, as such Pledgor’s attorney-in-fact, with full power during the existence of any Event of Default, subject to any applicable law, to take any action (including the completion and presentation of any proxy) and to execute any instrument that is necessary for Agent to exercise its rights and remedies with respect to the Pledged Collateral in accordance with the terms of this Agreement, including, without limitation, to (i) receive, endorse and collect all instruments (or other property, as applicable) made payable to any Pledgor representing any distribution in respect of the Pledged Collateral or any part thereof; (ii) exercise the voting and other consensual rights pertaining to the Pledged Collateral; and (iii) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Pledged Collateral as fully and completely as though such attorney-in-fact was the absolute owner thereof for all purposes, and to do, at such attorney-in-fact’s option and such Pledgor’s expense, at any time or from time to time, all acts and things that such attorney-in-fact deems necessary to protect, preserve or realize upon the Pledged Collateral. Each Pledgor hereby ratifies and approves all acts of any such attorney-in-fact made or taken pursuant to this Section 7 and agrees that neither Agent nor any other Person designated as an attorney-in-fact by Agent shall be liable for any acts, omissions, errors of judgment or mistakes of fact or law (other than, and only to the extent of, such Person’s gross negligence or willful misconduct). The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Termination Date.

8. Agent May Perform. If an Event of Default shall be continuing or result from any Pledgor’s failure to perform any agreement contained herein, Agent may itself perform, or cause performance of, such agreement, and any expenses of Agent incurred in connection therewith shall be payable in accordance with Section 1.3(e) of the Credit Agreement.

9. Limitation on Duty of Agent with Respect to the Pledged Collateral. Beyond the safe custody thereof, each Pledgor agrees that Agent shall have no duties concerning the custody and preservation of any Pledged Collateral in its possession (or in the possession of any agent of Agent) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which it accords its own property. Agent shall not be liable or responsible for any loss or damage to any of the Pledged Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent selected by Agent in good faith, except to the extent such loss or damage is attributable solely to the gross negligence or willful misconduct of Agent or such agent of Agent as finally determined by a court of competent jurisdiction. It is expressly agreed that Agent shall have no responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral, but Agent may do so and all expenses incurred in connection therewith shall be payable by and for the sole account of the Pledgor.

10. Remedial Provisions.

(a) Upon the occurrence and during the continuance of an Event of Default, Maranon Agent and its attorneys may, and, in any event, Agent at the direction of the Requisite Lenders shall exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it under any applicable law or any Loan Document, all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Pledged Collateral), and Agent may also, without demand, advertisement or notice of any kind (other than the notice specified below relating to a public or private sale), sell the Pledged Collateral or any part thereof in one or more portions at one or more public or private sales or dispositions, at any exchange, broker’s board or at any of Agent’s offices (or those of Agent’s attorneys) or elsewhere, for cash, on credit, or for future delivery, at such price or prices and upon such other terms as Agent deems advisable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification of such matters; provided, that no notification need be given to such Pledgor if it has authenticated after default a statement renouncing or modifying any right to notification of sale or other intended disposition. At any sale of the Pledged Collateral, if permitted by law, Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Pledged Collateral or any portion thereof free of any right or equity of redemption in any Pledgor. Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Each Pledgor recognizes that Agent may be unable to effect a public sale of all or part of the Pledged Collateral and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgors acknowledge that any such private sales may be at prices and on terms less favorable to the seller than if sold at public sales and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner, and that Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Issuer of such Pledged Collateral to register such securities for public sale under the Securities Act of 1933, or under any other applicable requirement of law, even if such Issuer would agree to do so. To the extent permitted by law, each Pledgor hereby specifically waives (and, as applicable, releases) any right or equity of redemption, and any right of stay or appraisal, which such Pledgor has or may have under any law now existing or hereafter enacted.

(c) Pledgors acknowledge that neither Agent nor any of the Lenders shall be liable for any failure or delay in realizing upon or collecting the Obligations, or any guaranty thereof or collateral security therefore; and Pledgors further acknowledge that neither Agent nor any Lender shall have any duty to take any action with respect thereto.

11. Remedies Cumulative. No failure on the part of Agent to exercise, and no delay in exercising and no course of dealing with respect to, any power, privilege or right under this Agreement or any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise by Agent of any power, privilege or right under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other such power, privilege or right. The powers, privileges and rights in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

12. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale or disposition of, or other realization upon, all or any part of the Pledged Collateral shall be applied in a manner consistent with the provisions of the Credit Agreement.

13. Termination of Lien; Release of Pledged Collateral. Agent agrees that upon the Termination Date or upon the effectiveness of any disposition of any Pledged Collateral pursuant to and in accordance with the terms of the Credit Agreement, the Lien provided for hereunder shall be automatically released and terminated and all rights to the Pledged Collateral shall revert and be returned to the Pledgor. Agent further agrees that upon the Termination Date or upon the effectiveness of any disposition of any Pledged Collateral pursuant to and in accordance with the terms of the Credit Agreement, Agent shall, at the expense of the Borrowers, execute and deliver to the Borrower Representative and the applicable Pledgors such documents as the Borrower Representative shall reasonably request to evidence such termination and release of Pledged Collateral, or any portion thereof, as applicable.

14. Changes in Writing. No amendment, modification, termination or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Agent.

15. Notices. All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Credit Agreement.

16. Limitation By Law. Notwithstanding anything to the contrary herein, all rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not be taken in violation of such applicable law or render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

17. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except that Pledgors may not assign their respective rights or obligations hereunder without the prior written consent of Agent. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein in accordance with the terms of the Credit Agreement shall in any manner impair the Lien granted to Agent, for the benefit of the Secured Parties, hereunder.

18. Waivers. In addition to, and not in lieu of, any other waivers herein, each Pledgor waives to the greatest extent it may lawfully do so, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshalling of assets, redemption or similar law, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by such Pledgor of its obligations under, or the enforcement by Agent of, this Agreement. Each Pledgor hereby waives, to the maximum extent permitted by applicable law, diligence, presentment and demand (whether for nonpayment or protest or of acceptance, maturity, extension of time, change in nature or form of the Obligations, acceptance of further security, release of further security, composition or agreement arrived at as to the amount of, or the terms of the Obligations, notice of adverse change in any Person’s financial condition or any other fact which might materially increase the risk to such Pledgor) with respect to the exercise by Agent of any of its rights and remedies with respect to the Pledged Collateral in accordance with the terms of this Agreement.

19. GOVERNING LAW. THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN ALL MATTERS ARISING OUT OF, IN CONNECTION WITH OR RELATING TO THIS AGREEMENT, INCLUDING ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE AND ENFORCEMENT (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST). PLEDGORS AND AGENT HEREBY CONSENT TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS LOCATED IN THE CITY OF CHICAGO, COOK COUNTY, OR OF THE UNITED STATES OF AMERICA SITTING IN THE NORTHERN DISTRICT OF ILLINOIS AND IRREVOCABLY AGREE THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS; PROVIDED, THAT AGENT, PLEDGORS AND THE SECURED PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY, AND, PROVIDED, FURTHER, NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH

PLEDGOR EXPRESSLY SUBMITS AND CONSENT TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREE THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PLEDGOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER REPRESENTATIVE, AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

20. WAIVER OF JURY TRIAL. EACH PLEDGOR AND AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. EACH PLEDGOR AND AGENT ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PLEDGOR AND AGENT WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

21. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

22. Headings. Headings and captions used in this Agreement are included for convenience of reference and shall not be given any substantive effect.

25. Joint and Several. The obligations, covenants and agreements of each Pledgor hereunder shall be the joint and several obligations, covenants and agreements of such Pledgor.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS HEREOF, each of the undersigned has executed this Agreement as of the date first written above.

PLEDGORS:

GREEN PLAINS I LLC, a Delaware limited liability company

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	President and Chief Executive Officer

GREEN PLAINS II LLC, a Delaware limited liability company

By:	/s/ Todd Becker
Name:	Todd Becker
Title:	President and Chief Executive Officer

Pledge Agreement

AGENT:

MARANON CAPITAL, L.P.

By:	/s/ Gregory M. Long
Name:	Gregory M. Long
Title:	Managing Director

Pledge Agreement

Exhibit A to Pledge Agreement

Identification of Pledged Securities

Issuer	Pledgor	Class or Other Description of Pledged Securities	Certificate Number (if applicable)	Number of Pledged Securities	Total Outstanding Securities	Percentage of Total Outstanding Securities Pledged
Green Plains II LLC	Green Plains I LLC	Membership Interests	N/A	100% of Membership Interests	100% of Membership Interests	100%